UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09090

AMERISTOCK MUTUAL FUND, INC.
(Exact name of registrant as specified in charter)

1320 Harbor Bay Parkway, Suite 145, Alameda, California			94502
(Address of principal executive offices)			(Zip code)

Nicholas D. Gerber 1320 Harbor Bay Parkway, Suite 145 Alameda, California 94502
(Name and address of agent for service)

Copy to: W. Thomas Connor, Esq. Sutherland Asbill & Brennan LLP 1275 Pennsylvania Avenue, N.W. Washington, DC 20004-2415

Registrant’s telephone number, including area code:		(510) 522-3336

Date of fiscal year end:	June 30

Date of reporting period:	December 31, 2005

Item 1 - Reports to Stockholders

The following is a copy of the report to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

SEMI-ANNUAL REPORT

December 31, 2005 (Unaudited)

AMERISTOCK MUTUAL FUND, INC.

TABLE OF CONTENTS

MANAGER’S COMMENTARY	4

FUND EXPENSES	9

SCHEDULE OF INVESTMENTS	10

STATEMENT OF ASSETS AND LIABILITIES	12

STATEMENT OF OPERATIONS	13

STATEMENTS OF CHANGES IN NET ASSETS	14

FINANCIAL HIGHLIGHTS	15

NOTES TO FINANCIAL STATEMENTS	16

*The Manager’s Commentary included in this shareholder report may contain forward-looking statements about factors that may affect the performance of the Fund in the future and about anticipated events relating to the Fund specifically. These statements are based on Fund management’s predictions, expectations and current plans relating to future events. Management believes these forward looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause Fund management to change its strategies and plans from those currently anticipated.

MANAGER’S COMMENTARY

	6	1	3	5	10
	Months	Year	Years	Years	Years
Ameristock Mutual Fund	-0.73%	-2.88%	7.51%	1.11%	11.35%
S & P 500	5.77%	4.91%	14.39%	0.54%	9.07%
Dow Industrials	5.57%	1.72%	11.18%	2.01%	9.76%

Average annual total returns and annual returns reflect reinvestment of all dividends and capital gains distributions. The performance data quoted represents past performance. Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted. Investment return and principal value of an investment will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance as of the most recent month-end, contact Ameristock at 1-800-394-5064 or visit www.ameristock.com

Scorecard

These past few years have proven to be, if nothing else, frustrating. Investors in the Ameristock Mutual Fund at the end of 2002 should have seen their accounts grow as the Fund was up about 21% in 2003 and 5% in 2004. Yet, the Fund lagged most of the various benchmarks over these periods. 2005 was no exception.

2005 reflects only the second negative calendar return in the Fund’s 10-year history. However, the Fund’s 10 year average annual return beats the S&P 500 Index and the Dow Industrial Average over that same time period as the above chart shows.

Unaudited results reveal that three areas in the portfolio underperformed the benchmark this calendar year: Financials, Consumer Discretionary, and Energy. The primary culprits—within each sector respectively—were Fannie Mae, GM, and under-representation in the various industries within the Energy sector.

Going into 2006, we have reduced our position in Fannie Mae. Long term we continue to like the stock. Unfortunately, the company’s restatement of earnings is taking longer and costing more than expected. On the bright side, the two main clouds surrounding the company—the restatement and GSE (government sponsored enterprise) reforms being debated in Congress—should be settled in 2006.

We have eliminated GM from the portfolio. The company has been on our watch list for quite some time. $15 billion market cap is one of the screens we use to focus our investment universe. When GM fell below that threshold it became a warning flag. A shaky dividend, health care and pension costs, plus the realistic possibility that Toyota will replace GM as the leading global auto manufacturer were factors we could not ignore. (Subsequent to the sale of GM from the portfolio, Toyota did overtake GM as the leading global auto manufacturer).

The continued rise in the price of a barrel of oil raised “all boats” in the Energy sector in 2005. The Fund owns the large integrated oil companies. These companies have relatively low PE and above average dividend yields. They have benefited from the high price of oil. We do not view the oil price level as sustainable. We will continue to monitor the sector. For now, we consider our Energy holdings to be “fairly-valued” and are weighting them appropriately (about 2% of the portfolio per holding).

In Addition

We have found that the best performing stocks within the large-cap value universe in 2005 had high betas that paid little or no dividend. The Fund tends to own low-beta, large-cap stocks that pay above average dividends. It has been our philosophy to buy and hold quality companies that pay attractive dividends. This has not changed. Nor will it.

Along these lines we did a survey of our holdings to see how true this was in 2005. Here are some examples:

	Bank of	Washington	Johnson &
As of December30, 2005	America	Mutual	Johnson
Estimated earnings change vs. last year:	14.9%	16.6%	21.8%
Dividend payout change vs. last year:	11.8%	9.2%	15.9%
Current Yield:	4.1%	4.3%	2.1%
Current PE vs. 5-year average PE:	11.1 vs. 12.2	11.2 vs. 11.7	19.3 vs. 26.7
Stock price % change:	-1.8%	+2.9%	-5.2%

What these samplings show are:

•  potential double-digit earnings increase from 2004 to 2005,

•  strong dividend increases,

•  attractive yields, and

•  contracting PE.

Yet, there was little or no upward move in stock price. From a fundamental standpoint, these holdings appear to be solid investments and we remain “glacially” patient waiting for the trend to cycle back to our favor. However, waiting for the market to recognize their value has been frustrating.

Changes

We have slightly eased two of our investment process practices. These changes could increase portfolio turnover in the future. Since 2001, the portfolio turnover has averaged about 6%. Expect turnover to be a bit higher going forward.

Historically, in order to avoid over-weighting a sector and/or industry, we have preferred new stocks to be unique to the portfolio. That is, we might have passed up compelling opportunities in order to avoid owning two similar stocks. We have changed this policy. Now, if there is an idea that fits our criteria we will be more inclined to add it.

We have also eased our policy on the liquidation of positions. In the past, we tended to keep positions that we had deliberately under-weighted (stocks relegated to our bottom-tier weighting of 0.5%). Henceforth, we will liquidate bottom-tier holdings when there are compelling ideas to replace them. In other words, we will replace bottom-tier stocks with top-tier stocks.

We employed both of these changes last quarter, with the addition of Colgate-Palmolive (CL). Although we already owned a similar stock (Procter and Gamble), we went ahead with the addition of Colgate-Palmolive where we might not have in the past. We also added Colgate-Palmolive in place of two bottom-tier stocks.

Brighter Days

As we enter 2006, a case can be made that large-cap, dividend paying stocks will finally have their day. In December, the Wall Street Journal discussed how “megacap” stocks have not participated in broader market gains. The article states: “Not since the grizzly aftermath of the 1970’s ‘Nifty Fifty’ boom have large-cap stocks been so cheap relative to the market.”  It concludes: “[large cap stocks] tend to be more stable than smaller companies during economic downturns.”

There are several signals that may support these statements:

• Possibility of more Fed interest rate increases

• Continued flattening of yield curve may have a dampening effect on the economy.
At the end of 2004, the 6-month T-Bill was yielding 2.61%. The 10-year T-Bond was yielding 4.29%. The nominal spread between the two was 1.68%. One year later those two same maturities were yielding 4.35% and 4.37% respectively. The nominal spread was a mere 2 basis points.

• As interest rates have risen generally, this may have a negative impact on the housing market.
One prominent forecast calculates a potential of 800,000 jobs lost due to related layoffs. Extracting home equity may slow or halt. The combination of low interest rates and housing price appreciation that previously allowed people to access built-up home values may not be as attractive.

• Gold has passed $500 an ounce and is at its highest level in 18 years.

• Dollar continues to be strong.

• Price of oil per barrel in the $60’s.

These macro factors portend the potential for a pullback from “growthy” stocks that pay little or no dividend and a return to more staid large cap, dividend-paying stocks.

In the prior annual report commentary, we saw some economic “black clouds” namely a possible housing bubble, rising interest rates, and inverted yield curves. Those clouds continue to gather. We also stated in the prior annual commentary that stock market trends tend to last three to five years. At that time we were 2 1/2 years into it in which the bull market was being led by smaller, more risky firms. Though the trend appears to be moving in our direction, the speed of the trend is frustratingly slow. As frustrating as 2005 was, 2006 has the earmarks of being a satisfying year.

Andrew Ngim

Nicholas Gerber

January 4, 2006

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

IN THE AMERISTOCK MUTUAL FUND (AMSTX)

AND THE STANDARD & POOR’S 500 INDEX

The S&P 500 Index is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. The Index performance set forth above reflects the reinvestment of dividends. It is an unmanaged index and therefore does not reflect any management fees or transaction costs.

Past performance is not indicative of future results. Fund inception date is August 31,1995. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Dow Jones Industrial Average is a price-weighted average of blue-chip stocks that are generally the leaders in their industry.

AVERAGE ANNUAL TOTAL RETURNS

AS OF DECEMBER 31, 2005

Ameristock
Mutual Fund, Inc.	Return
1 Year	-2.88%
5 Years	1.11%
Since Inception
08/31/95	12.40%

CALENDAR YEAR RETURNS

Calendar
Year Returns	AMSTX	S&P
2005	-2.88%	4.91%
2004	5.52%	10.88%
2003	21.27%	28.67%
2002	-16.00%	-22.09%
2001	1.25%	-11.88%
2000	20.70%	-9.10%
1999	2.73%	21.04%
1998	31.98%	28.58%
1997	32.86%	33.75%
1996	27.68%	22.94%

Average annual total returns and annual returns reflect reinvestment of all dividends and capital gains distributions. The performance data quoted represents past performance. Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted. Investment return and principal value of an investment will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance as of the most recent month-end, contact Ameristock at 1-800-394-5064 or visit www.ameristock.com.

SECTOR PROFILE AS A PERCENT OF NET ASSETS AS OF DECEMBER 31, 2005

TOP 10 EQUITY HOLDINGS*

AS OF December 31, 2005

Company	% of Net Assets
Washington Mutual Inc.	4.58%
Verizon Communications Inc.	4.57%
Duke Energy Corp.	4.42%
Bank of America Corp.	4.33%
Bristol-Myers Squibb Co.	4.22%
Sara Lee Corp.	4.19%
CitiGroup Inc.	4.06%
Proctor & Gamble Co.	3.02%
Colgate-Palmolive Co.	2.91%
Bell South Corp.	2.54%

*Top ten holdings are subject to change,and there are no guarantees that the Fund will remain invested in any particular company or holding.

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of a mutual fund, you may incur two potential types of costs, transaction costs and ongoing costs. In the case of the Fund, you generally will not incur transaction costs such as sales charges (loads) and redemption fees, although financial intermediaries such as broker-dealers and banks through which Fund shares may be purchased may charge transaction-related fees. You do incur ongoing costs as a Fund shareholder, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on July 1, 2005 and held until December 31, 2005.

Actual Return. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expense Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical 5% Return. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction fees, such as sales charges (loads) and redemption fees that may be charged. Therefore, the second line of the table is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account	Ending Account	Expense Paid
	Value at	Value at	During Period*
	07/01/05	12/31/05	07/01/05 to 12/31/05
Actual Fund Return	$1,000.00	$992.70	$3.95
Hypothetical Fund Return	1,000.00	1,021.11	4.00

* Expenses are equal to the Ameristock Mutual Fund’s annualized expense ratio of 0.79%, multiplied by the average account value over the period, multiplied by the number of days in the fiscal half-year/365 (to reflect the half-year period).

SCHEDULE OF INVESTMENTS

December 31, 2005 (Unaudited)

				Shares or
				Principal	Market
Industry		Company	Symbol	Amount	Value

Common Stocks
Banking	17.24%	Bank of America Corp.	BAC	764,754	$35,293,397
		CitiGroup Inc.	C	682,816	33,137,060
		PNC Financial Services	PNC	273,686	16,922,005
		Wachovia Corp.	WB	338,300	17,882,538
		Washington Mutual Inc.	WM	859,000	37,366,500
Capital Goods	4.86%	Boeing Co.	BA	235,960	16,573,830
		Caterpillar Inc.	CAT	72,400	4,182,548
		General Electric Co.	GE	537,905	18,853,570
Chemicals & Fertilizer	4.58%	Dow Chemical Co.	DOW	439,880	19,275,542
		Du Pont de Nemours & Co.	DD	425,600	18,088,000
Consumer Staples	15.46%	Coca-Cola Co.	KO	470,380	18,961,018
		Colgate-Palmolive Co	CL	432,500	23,722,625
		McDonalds Corp.	MCD	177,700	5,992,044
		Pepsico Inc.	PEP	314,960	18,607,837
		Procter & Gamble Co.	PG	425,200	24,610,576
		Sara Lee Corp.	SLE	1,808,800	34,186,320
Diversified	1.83%	3M Co.	MMM	192,520	14,920,300
Electronics	5.43%	Dell Computer Corp.*	DELL	567,700	17,025,323
		Intel Corp.	INTC	246,160	6,144,154
		International Business
		Machines	IBM	199,600	16,407,120
		Texas Instruments Inc.	TXN	146,000	4,682,220
Entertainment	0.81%	Walt Disney Co.	DIS	275,070	6,593,428
Financial - Other	0.60%	Merril Lynch & Co.	MER	72,000	4,876,560
Healthcare	15.74%	Abbott Laboratories	ABT	420,060	16,562,966
		Bristol-Myers Squibb Co.	BMY	1,498,740	34,441,045
		Johnson & Johnson	JNJ	314,680	18,912,268
		Merck & Co. Inc.	MRK	592,940	18,861,421
		Pfizer Inc.	PFE	866,680	20,210,978
		Wyeth	WYE	419,000	19,303,330
Insurance	2.05%	Allstate Corp.	ALL	308,600	16,686,002
Oil & Gas	6.04%	BP PLC (ADR)	BP	252,308	16,203,220
		ChevronTexaco Corp.	CVX	299,228	16,987,173
		Exxon Mobil Corp.	XOM	286,200	16,075,854
Retailing	2.59%	Home Depot Inc.	HD	109,595	4,436,406
		Wal-Mart Stores Inc.	WMT	356,200	16,670,160

The accompanying notes are an integral part of the financial statements

				Shares or
				Principal	Market
Industry		Company	Symbol	Amount	Value

Services -		Automatic Data
Data Processing	0.64%	Processing Inc.	ADP	114,600	$5,258,994
Software	0.47%	Microsoft Corp.	MSFT	147,560	3,858,694
Tele-communications	11.95%	AT&T	T	840,343	20,580,000
		Bell South Corp.	BLS	764,800	20,726,080
		Comcast Corp.*	CMCSA	726,422	18,857,915
		Verizon Communications Inc.	VZ	1,237,809	37,282,807
Thrift and Mortgage	2.32%	Fannie Mae	FNM	387,370	18,907,530
Utilities	4.42%	Duke Energy Corp.	DUK	1,314,333	36,078,441
Total Common Stocks	97.03%	(Cost $815,475,136)		21,216,359	791,205,799

U.S. Government Agency Obligations 1.78%
Federal Home Loan Bank Discount Note		3.05%, Due 01/03/2006		$14,522,000	14,518,309

Total U.S. Government Agency Obligations	1.78%	(Cost $14,518,309)		14,522,000	14,518,309

Total Investments	98.81%	(Cost $829,993,445)			805,724,108
Other Assets in Excess of Liabilities	1.19%				9,663,651

Net Assets	100.00%	Equivalent to $38.51 per share on 21,173,66 Shares of Capital Stock Outstanding			$815,387,759

*Non-Income Producing

ADR-American Depositary Receipt

The accompanying notes are an integral part of the financial statements

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2005 (Unaudited)

Assets:
Investment Securities at Market Value (cost - see below)	$805,724,108
Cash	232
Accounts Receivable
Investment Securities Sold	11,005,370
Fund Shares Sold	509,254
Dividends	1,270,515
Other Assets	270
Total Assets:	818,509,749

Liabilities:
Accounts Payable
Fund Shares Redeemed	2,510,109
Accrued Management Fee	546,702
Accrued Director’s Fees	65,179
Total Liabilities:	3,121,990
Net Assets	$815,387,759

Net Assets consist of:
Capital Paid In	$845,528,804
Accumulated Undistributed Net Investment Income	8,045,766
Accumulated Net Realized Loss on Investments	(13,917,474)
Net Unrealized Depreciation on Investments Based on Identified Cost	(24,269,337)
Net Assets	$815,387,759

Net Asset Value Per Share
Net Assets	815,387,759
Shares of Capital Stock Outstanding (100 Million shares, $.005 par value authorized)	21,173,666
Net Asset Value	$38.51
Redemption Price per share	$38.51
Cost of Investments	$829,993,445

The accompanying notes are an integral part of the financial statements

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2005 (Unaudited)

Investment Income:
Dividends	$14,697,227
Interest	237,792
Total Investment Income	14,935,019

Expenses:
Management Fee (Note 2)	3,917,861
Directors Fee (Note 3)	56,364
Total Expenses	3,974,225
Net Investment Income	10,960,794

Realized and Unrealized Gain / (Loss) on Investments
Net Realized Loss on Investments	(9,751,873)
Net Change in Unrealized Appreciation / Depreciation on Investments	(9,744,098)
Net Realized and Unrealized Loss on Investments	(19,495,971)
Net Decrease in Net Assets Resulting from Operations	$(8,535,177)

The accompanying notes are an integral part of the financial statements

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six	For the Year
	Months Ended	Ended
	December 31, 2005	June 30, 2005
	(Unaudited)
From Operations:
Net Investment Income	$10,960,794	$34,263,100
Net Realized Gain / (Loss) on Investments	(9,751,873)	6,834,168
Net Change in Unrealized Appreciation / Depreciation on Investments	(9,744,098)	11,110,243
	(8,535,177)	52,207,511
Distributions to Shareholders:
Ordinary Income	(19,000,000)	(43,716,001)
	(19,000,000)	(43,716,001)
Share Transactions:
Shares Sold	49,379,764	325,592,290
Shares Issued as Reinvestment of Dividends and Distributions	18,477,832	42,190,040
Cost of Shares Redeemed	(433,475,197)	(1,037,795,235)
	(365,617,601)	(670,012,905)

Net Decrease in Net Assets	(393,152,778)	(661,521,395)

Net Assets:
Beginning of Period	1,208,540,537	1,870,061,932
End of Period*	$815,387,759	$1,208,540,537

*Includes Accumulated Undistributed Net Investment Income of	$8,045,766	$16,084,972

The accompanying notes are an integral part of the financial statements

FINANCIAL HIGHLIGHTS

Selected Data for a Share of Common Stock Outstanding Throughout the Periods Indicated:

	For the Six
	Months Ended
	December 31,	Year Ended June30,
	2005	2005	2004	2003	2002	2001
	(Unaudited)
Net Asset Value at Beginning of Year	$39.66	$39.54	$35.93	$37.57	$42.18	$34.76
Net Investment Income (1)	0.35	0.83	0.75	0.66	0.53	0.59
Net Gains(Losses) on Securities - Realized and Unrealized	(0.63)	0.33	3.49	(1.40)	(4.81)	8.91
Total From Investment Operations	(0.28)	1.16	4.24	(0.74)	(4.28)	9.50

Dividend Distribution
Net Investment Income	(0.87)	(1.04)	(0.63)	(0.41)	(0.29)	(0.45)
Capital Gains	0.00	0.00	0.00	(0.49)	(0.04)	(1.63)
Total Distributions	(0.87)	(1.04)	(0.63)	(0.90)	(0.33)	(2.08)

Net Asset Value at End of Year	$38.51	$39.66	$39.54	$35.93	$37.57	$42.18
Total Return	(0.73)%	2.89%	11.88%	(1.77)%	(10.19)%	27.85%

Ratios/Supplemental Data
Net Assets End of Year (millions)	$815.39	$1,208.54	$1,870.06	$1,601.41	$1,468.39	$756.16
Ratio of Expenses to Average Net Assets	0.79%*	0.77%	0.77%	0.78%	0.77%	0.83%
Ratio of Net Investment Income to Average Net Assets	2.17%*	2.10%	1.96%	1.97%	1.31%	1.50%
Portfolio Turnover Rate**	4.56%	0.00%	5.96%	3.21%	13.71%	5.97%

*Annualized

**A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities)for the six months ended December 31, 2005 were $44,644,867 and $408,831,778.

(1) Based on Average Shares Outstanding

The accompanying notes are an integral part of the financial statements

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

The Ameristock Mutual Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company, organized as a corporation under the laws of the State of Maryland on June 15, 1995. The Fund’s investment objective is to seek total return through capital appreciation and current income by investing primarily in equity securities, and under normal market conditions the Fund will invest at least 80% of the value of its net assets in common stocks. The authorized capital stock of the Fund consists of 100 million shares of common stock, par value $.005 per share.

SECURITY VALUATION

Investments in securities are carried at market value. All equity securities that are traded on a national securities exchange are valued at the last sale price at the time of the close of the New York Stock Exchange (NYSE). If on a particular day an exchange-listed security does not trade, then the mean between the closing bid and asked prices will be used. In the case of securities listed on more than one national securities exchange the last quoted sale, up to the time of valuation, on the exchange on which the security is principally traded should be used. If there were no sales on that exchange, the last quoted sale on the other exchange should be used.

For securities that are traded on NASDAQ, the NASDAQ Official Closing Price or NASDAQ Closing Cross price is used, whichever is available. All non-NASDAQ equity securities that are not traded on a listed exchange are valued at the last sale price at the close of the NYSE. If a nonexchange listed security does not trade on a particular day, or if a last sales price, Official Closing Price or Closing Cross price is not available, then the mean between the closing bid and asked price will be used.

Debt securities are valued by using market quotations or a matrix method provided by the Fund’s pricing service. If prices are not available from the pricing service, then quotations will be obtained from broker/dealers and the securities will be valued at the mean between the bid and the offer. In the absence of available quotations the securities will be priced at “fair value”.

Securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

The cost of securities sold is determined on the identified cost basis. When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued at fair value determined in good faith by or under the direction of the Board of Directors.

Security transactions are recorded on the dates transactions are entered into, which is the trade date.

INCOME

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

INCOME TAXES

As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, neither the Fund nor the Trust is subject to income taxes to the extent that it distributes all of its taxable income for the fiscal year.

It is the policy of the Fund and the Trust to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the policy of the Fund and the Trust to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

At June 30, 2005 the Ameristock Mutual Fund, Inc. had available for federal income tax purposes unused capital loss carryovers as follows:

Expiring
2011	$1,462,677
2012	2,702,924

The Ameristock Mutual Fund used capital loss carryforwards of $6,766,201 during the period ended June 30, 2005.

ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

OTHER

Accounting principles generally accepted in the United States of America require that permanent financial reporting tax differences relating to shareholders distributions be reclassified to paid-in-capital or gains/losses.

REPURCHASE AGREEMENTS

The Ameristock Mutual Fund, Inc., through its custodian, receives delivery of underlying securities, whose market value, including interest, is required to be at least 102% of the resale price. The Fund’s adviser is responsible for determining that the value of these underlying securities remains at least equal to 102% of the resale price. If the seller defaults, the Fund would suffer a loss to the extent that the proceeds from the sale of the underlying securities were less than the resale price.

2. INVESTMENT ADVISORY AGREEMENTS

The Fund has entered into an investment advisory agreement with Ameristock Corporation (the “Adviser”). The Adviser receives from the Fund as compensation for its services to the Fund an annual fee of 1% of the Fund’s average daily net assets for the first $100 million in net assets and 0.75% of average daily net assets in excess of $100 million. The Adviser pays all operating expenses of the Fund except for taxes, interest, brokerage commissions, noninterested directors fees and extraordinary expenses. The Adviser earned management fees of $3,917,861 from the Fund for the six months ended December 31, 2005.

3. RELATED PARTY TRANSACTIONS

Certain owners of the Adviser are also owners and or directors of the Fund. These individuals may receive benefits from any management fees paid to the Adviser.

Shareholders holding more than 5% of the Fund’s outstanding shares as of December 31, 2005 constituted 76.70% of the Ameristock Mutual Fund, Inc. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund under section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2005, Charles Schwab & Co. for the benefit of its customers owned of record in aggregate more than 56% of the Ameristock Mutual Fund, Inc.

The Directors of the Fund who are employees or Directors of the Investment Adviser receive no compensation from the Fund. Each of the Independent Directors is paid $28,000 per year, payable quarterly and is reimbursed for the expenses of attending meetings.

4. CAPITAL STOCK AND DISTRIBUTION

At December 31, 2005, 100 million shares of capital ($.005 par value) were authorized, and paid in capital amounted to $845,528,804 for the Ameristock  Mutual Fund, Inc. Transactions in capital stock were as follows:

	For the Six	For the Year
	Months Ended	Ended
	12/31/05	06/30/05
Shares Sold	1,256,233	8,243,117
Shares Issued in Reinvestment of Dividends and Distributions	475,367	1,048,656
Total	1,731,600	9,291,773
Shares Redeemed	(11,031,129)	(26,114,226)
Net Decrease in Shares	(9,299,529)	(16,822,453)
Shares Outstanding–Beginning of Period	30,473,195	44,295,648
Shares Outstanding–End of Period	21,173,666	30,473,195

5. UNREALIZED APPRECIATION AND DEPRECIATION ON INVESTMENTS

As of December 31, 2005
Gross Appreciation (excess of value over tax cost)	$107,430,714
Gross Depreciation (excess of tax cost over value)	(132,895,998)
Net Unrealized Depreciation	$(25,465,284)
Cost of Investments for Income Tax Purposes	$831,189,392

6. CLASSIFICATION OF DISTRIBUTIONS

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Net assets were unaffected by the reclassifications.

The tax character of the distributions paid during the year ended June 30, 2005 and the year ended June 30, 2004 was as follows:

	Year ended	Year ended
	6/30/05	6/30/04
Distributions paid from:
Ordinary Income	$43,716,001	$30,183,836
Long-Term Capital Gain	—	—
Total	$43,716,001	$30,183,836

As of June 30, 2005, the components of distributable earnings on a tax basis were as follows:

Accumulated Undistributed Net Investment Income	$16,084,972
Accumulated Net Realized Loss	(4,165,601)
Total	$11,919,371

7. PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without a charge, upon request, by contacting the Fund at 1-800-394-5064 and on the Commission’s website at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1-800-SEC-0330.

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Investment Adviser

Ameristock Corporation
1320 Harbor Bay Parkway, Suite 145
Alameda, California 94502

Administrator, Bookkeeping and Pricing Agent and Transfer Agent

ALPS Mutual Funds Services, Inc.
1625 Broadway, Suite 2200
Denver, Colorado 80202

Distributor

ALPS Distributors, Inc.
1625 Broadway, Suite 2200
Denver, Colorado 80202

Custodian

U.S. Bancorp
425 Walnut Street

Cincinnati, Ohio 45202

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel

Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, N.W.
Washington, D.C. 20004-2415

Directors

Alev M. Efendioglu
Nicholas D. Gerber
Stephen J. Marsh
Andrew F. Ngim
Steven A. Wood

A description of the polices and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities of the Fund is available (i) without a charge by calling 1(800)394-5064; and (ii) on the Securities and Exchange Commission website at www.sec.gov. Information regarding how the Fund voted such proxies during the 12 month period ended June 30, 2005 is also available (i) without a charge through the Fund’s website at www.ameristock.com; and (ii) on the Securities and Exchange Commission website at www.sec.gov.

ALPS Distributors, Inc., distributor

Must be accompanied or preceded by a current prospectus which contains more information on fees, risks, and expenses. Please read it carefully before investing or sending money. For more information, please call 1(800)394-5064 or visit www.ameristock.com.

P.O. Box 44266

Denver, CO 80201-4266

Item 2 - Code of Ethics

Not Applicable to semi-annual report.

Item 3 - Audit Committee Financial Expert

Not Applicable to semi-annual report

Item 4 - Principal Accountant Fees and Services

Not Applicable to semi-annual report.

Item 5 - Audit Committee of Listed Registrants

Not applicable.

Item 6 – Schedule of Investments

Schedule of Investments is included as part of the report to shareholders filed under item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10 - Submission of Matters to Vote of Security Holders

None.

Item 11 - Controls and Procedures

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)           There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 - Exhibits

(a)(1)       Not applicable.

(a)(2)       The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Ex.99.Cert.

(a)(3)       Not applicable.

(b)           A certification of the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached as Ex99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERISTOCK MUTUAL FUND, INC.
By:	/s/ Nicholas D. Gerber
Nicholas D. Gerber
President/Principal Executive
Officer/ Treasurer/Principal
Financial Officer

Date:	March 9, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Nicholas D. Gerber
Nicholas D. Gerber
President/Principal Executive
Officer/ Treasurer/Principal
Financial Officer

Date:	March 9, 2006